UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: May 21, 2014

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 21, 2014, Midway Gold Corp. (the “Company”) filed a material change report (the “Material Change Report”) with the Canadian securities regulators to among other things, summarize the selection of Ledcor CMI, Inc. (“Ledcor”) as the mining contractor at the Company’s open-pit Pan gold project. Ledcor agreed that during the early years of operation, Ledcor will provide all mining-related services, including manpower and equipment for the Company’s Pan gold project. The term of the agreement between the Company and Ledcor extends for five years. Ledcor will be responsible for drilling, blasting, loading and hauling ore to the leach pad for processing by the Company. A copy of the Material Change Report is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Material Change Report

* The foregoing exhibit is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-184475), filed with the SEC on October 17, 2012 and declared effective on November 14, 2012, pursuant to the United States Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: May 21, 2014	By:	/s/ Bradley J. Blacketor
Bradley J. Blacketor Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Material Change Report

* The foregoing exhibit is hereby incorporated by reference into the Company’s Registration Statement on Form S-3 (File No. 333-184475), filed with the SEC on October 17, 2012 and declared effective on November 14, 2012, pursuant to the United States Securities Act of 1933, as amended.